Z-SEVEN FUND, INC.


                                   PROSPECTUS


                                   May 1, 2008





                                 (800) 651-8228


















This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of the information in this Prospectus. Any representation to the contrary is a criminal offense.



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                                TABLE OF CONTENTS

RISK/RETURN SUMMARY.......................................................2
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  Investment Objective....................................................2
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  Principal Investment Strategies.........................................2
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  Principal Risks.........................................................3
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PERFORMANCE...............................................................5
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FEES AND EXPENSES.........................................................6
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  Shareholder Fees........................................................6
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  Annual Fund Operating Expenses..........................................6
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ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS........................7



MANAGEMENT OF THE FUND....................................................9
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  Investment Adviser......................................................9
  ------------------
  Portfolio Manager......................................................11
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NET ASSET VALUE..........................................................12
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HOW TO PURCHASE SHARES...................................................12
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REDEMPTIONS..............................................................14
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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS..................................16
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MARKET TIMING............................................................16
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DISTRIBUTION AND SHAREHOLDER SERVICES PLAN...............................17
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FINANCIAL HIGHLIGHTS.....................................................17

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  See the Fund's Notice of its Privacy Policy on the last page of
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RISK/RETURN SUMMARY

This Prospectus describes Z-Seven Fund, Inc., a non-diversified, open-end management investment company organized as a Maryland corporation (the "Fund"). From 1983 to 2007 the Fund was registered as a closed-end management investment company. Top Fund Management Inc. (the "Adviser") is the Fund's investment adviser. This section briefly describes the investment objective, principal investment strategies, and principal risks of the Fund. This Fund is intended for shareholders willing to assume greater risk of loss for potentially greater increases in the value of their investment.

                              Investment Objective

The investment objective of the Fund is long-term capital appreciation. The Fund's investment objective is a non-fundamental policy and may be changed upon 60 days' written notice to shareholders.

                         Principal Investment Strategies

The Fund will invest, under normal market conditions, at least 80% of its total assets in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers. The scarcity of value opportunities meeting the Fund's investment criteria, as outlined below, or the existence of certain risk factors, may, from time to time, cause the Adviser to adopt a temporary defensive position for the Fund, during which the Fund may invest less than 80%, of its assets as outlined in the previous sentence. The Fund invests in companies of all capitalizations, including Large, Mid, Small and Micro-cap stocks. Many of such securities are likely to have a limited trading volume. At times, a significant portion of the portfolio may be invested in a single security, or several securities of a single issuer, however, the Fund will not invest more than 25% of its assets in a single issuer.

The Fund may invest up to 100% of the value of its total assets in securities of foreign issuers. The Fund, generally, will purchase foreign securities which are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange, but may also purchase foreign securities which are traded in the United States in the over-the-counter market. The Fund will hold foreign currency only in connection with the purchase or sale of securities on a foreign exchange.

Investment determinations will be made by the Adviser's analysis of potential equity investments in respect of seven criteria developed over the past two decades by Mr. Barry Ziskin (the "Portfolio Manager"), the Fund's sole portfolio manager and the owner of the Adviser. Quarterly, the Adviser screens more than 11,000 publicly-held companies, in an attempt to find investments that have the potential to offer quality, growth and value. The following seven criteria will be adhered to in selecting securities for inclusion in the Fund's portfolio:
1.....Consistency: At least 10% growth in adjusted pretax income in each of the six most recent years.

2. Magnitude: Adjusted pretax income, exclusive of acquisitions and divestitures, must have grown at an annual compounded rate of at least 20% for the most recent six-year period.

3.    Working  Capital:  One of these three conditions must be met:
        a) 2:1 or better current ratio, b) 1:1 or better quick asset ratio, or c) working capital in excess of market valuation (total shares outstanding times current market price). "Current ratio" means current assets dividend by current liabilities. "Quick asset ratio" means current assets exclusive of inventories divided by current liabilities. "Working capital" means current assets less current liabilities.

4. Corporate Liability: Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest 12 months cash flow. "Cash flow" means net income plus depreciation and depletion, i.e., the difference between sales and all expenses (including taxes) other than depreciation and depletion.

5. Accounting Procedures: Companies must not defer operating expenses or prematurely realize revenues and must have an auditors report on financial statements that is unqualified in all material respects.

6. Owner Diversification: Aggregate reported investment company ownership (excluding the Fund) must account for less than 10% of total shares outstanding.

7. Price/Earnings Multiple: Shares must sell for less than 10 times earnings per share for the current fiscal year, as estimated by the Adviser.







The criteria are applied to financial data that is generally available to the public for the companies screened. This information may be supplemented by interviews with corporate management and industry sources. At times, when the Adviser determines there to be a scarcity of investment candidates within the developed world meeting the above criteria, the Adviser may seek temporary, short-term investments, and the value of equities in the Fund's portfolio may be less than 80% of net assets. As a result, this may impact the Fund's performance. Mr. Ziskin may in the future refine or modify any of the seven criteria set forth above for this Fund or for the purpose of introducing a new fund that will be part of the Fund's family of funds. No such fund family exists at this time.

If an issuer whose securities are held in the Fund's portfolio fails to continue to meet any of the criteria, the Fund will make no additional purchases of such issuer's securities until it re-qualifies. In addition, unless the failed criterion is the price/earnings multiple, the Fund will seek to liquidate its holdings of the securities of the disqualified issuer in a manner intended to realize, in the opinion of the Adviser, fair prices for such securities. This may involve the immediate disposition of all or a portion of such securities in some cases. In other cases, or with respect to those securities not immediately sold, the Fund may continue to hold such securities for extended periods of time until the Adviser deems it appropriate to effect the sales thereof. However, in the event that a report, which is qualified in any material respect, is issued on the financial statements of an issuer the securities which are included in the Fund's portfolio, the Fund will attempt to liquidate such holdings immediately.

Because some of the securities selected for inclusion in the portfolio are likely to have a limited trading volume, it may be difficult to liquidate the portfolio in a rapid and orderly fashion in a falling market, resulting in the realization of lower prices than might otherwise be obtained if the stocks were heavily traded. The Fund may hold thinly-traded securities but will hold no more than 15% of its assets in illiquid securities.

The 80% investment restriction noted above is non-fundamental and may be changed upon 60 days' written notice to shareholders.


                                 Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.

o Non-Diversification Risk. The Fund is a non-diversified investment company, which means that more of the Fund's assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

o Market Risk. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

o Company Risk. Common stock prices are subject to market, economic and business risks that will cause their prices to fluctuate over time. The value of individual stocks may decrease in response to company financial prospects or changing expectations for the performance of the company. While common stocks have historically been a leading choice of long-term investors, stock prices may decline over short or even extended periods.

o Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management, performance, financial leverage and reduced demand for the issuer's products or services. Therefore, the value of an individual security can be more volatile, and can perform differently, than the market as a whole. In addition, the price of an individual issuer's securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel.

o Manager Risk. Investment in the Fund involves the risk that the Adviser's assessment of the growth potential of specific securities may prove incorrect. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.



o Micro-Cap Risk. Certain of the securities in which the Fund invests may be issued by micro-cap companies. Micro-cap companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii) lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature products or services for which a market does not yet exist and/or may never be established. The increased risk involved with investing in micro cap companies may cause the market prices of their securities to be more volatile than those of larger, more established companies. Further, these securities tend to trade at a lower volume than do those of larger, more established companies. If the Fund is heavily invested in these securities, the NAV of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

o Small- and Medium-Size Company Risks. The Fund may invest in the common stocks of Small-Cap and Mid-Cap companies.
       Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performances can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund's assets.

o Growth Stock Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors may sell a stock and drive down its price, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

o Value Stock Risk. Value stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the Adviser misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

o Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

o ADR Risk. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

PERFORMANCE

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Please remember that the Fund's past performance is not an indication of future performance. The Fund may perform better or worse in the future. The Fund performance stated below is during the Fund's existence as a closed-end investment company. Closed-end fund performance typically is calculated based on market price, as reflected in the financial highlights table at the end of this prospectus; however, the performance in the table below has been calculated based on net asset value, as required for open-end funds. The Fund is converting to an open-end fund as of the date of this prospectus.

The performance of the closed-end investment company stated below would have been lower if the current fees and expenses of the open-end fund were applied.

During the periods shown in the bar chart, the Fund's best quarterly performance was 19.79% (quarter ended June 30, 2003) and its lowest quarterly performance was -22.58% (quarter ended March 31, 2001).

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1997                   14.75   % 2002                    -3.51 %

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1998                     7.34  % 2003                   20.39  %

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1999                    -2.43  % 2004                   12.30  %

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2000                    -7.22  % 2005                    6.02  %

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2001                   -34.53  % 2006                   10.55  %

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                                 2007               (5.99%)
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                   AVERAGE ANNUAL TOTAL RETURNS
             (FOR THE PERIODS ENDED DECEMBER 31, 2007)
------------------------------------------------------
                        1 YEAR 5 YEARS      SINCE
                                         INCEPTION*
------------------------------------------------------
Z-Seven Fund, Inc.
------------------------------------------------------
Return before taxes     (5.99%) 8.30%       4.93%
------------------------------------------------------
Return after taxes on   (6.02%) 8.16%       4.03%
distributions (1)
------------------------------------------------------
Return after taxes on
distributions and sale  (3.89%) 7.13%       3.80%
of Fund shares (1)
------------------------------------------------------
S&P 500 Index (2)       3.53%   10.79%      9.54%
------------------------------------------------------

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, after-tax returns may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.
(2) The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Indexes are not managed and their returns do not include any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.
*  The Fund commenced operations on December 29, 1983

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a      None
percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage       None
of redemption proceeds)
Maximum Sales Charge (Load) Imposed on Reinvested           None
Dividends and Other Distributions
Redemption Fee (as a percentage of amount redeemed)(1)      2.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees(2)                                         1.25%
Distribution (12b-1) and/or Shareholder Servicing Fees     0.25%
Other Expenses (3)                                         1.80%
                                                           -----
Total Annual Fund Operating Expenses (4)                   3.30%
                                                           =====
  ------------
(1) The Fund charges a redemption fee of 2.00% applicable to redemptions of shares of the Fund within the first twelve months after they are purchased. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. A redemption fee will not be charged on involuntary redemptions. There is a $15 wire transaction fee for redemptions made by wire.
(2) The management fee may vary from the above amount by a quarterly bonus or penalty, as further described under "MANAGEMENT OF THE FUND," below. In any year, this can increase Fund expenses by an additional 3.00% of Fund assets in excess of the expense cap, or can decrease expenses by as much as 3.00% (0.75% on a quarterly basis). If the Adviser outperforms the benchmark, the Adviser will, generally speaking, keep as a bonus, one thirtieth of the increase in NAV due to outperformance of the benchmark. However, it is possible that the Adviser may see an increase even when Fund performance is negative, where Fund performance is less negative than that of the Benchmark. Such bonus or penalty amounts are excluded from the expense limitation of the Fund described below under footnote (4).
(3) Other expenses include, among other expenses, administration, custody, transfer agency, shareholder servicing and other customary fund expenses.
(4) The Adviser has entered into an Expense Limitation Agreement with the Fund whereby the Adviser reimburses the Fund to the extent that the Fund's aggregate annual expenses (including the advisory fee but excluding bonus or penalty payments, interest, taxes, brokerage commissions, dividends on short sales, extraordinary or non-recurring expenses and expenses related to litigation or indemnification of officers and directors and, as interpreted by the Fund's Board of Directors, open-ending expenses) exceeds 3.50% of the Fund's average daily net assets up to $20,000,000 plus 1.50% of average daily net assets in excess of $20,000,000, subject to certain exceptions.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------
1 Year   3 Years  5 Years  10 Years
------------------------------------
  $333    $1,015   $1,722   $3,595
------------------------------------

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund seeks to achieve its investment objective, long-term capital appreciation, by investing primarily in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers selected as described above under the heading "Principal Investment Strategies."

Although common stocks and securities convertible into common stocks are the Fund's primary investments, the Fund may invest in the types of securities and employ the types of investment strategies described below. In addition, the Fund may engage in transactions not described below as part of a principal or secondary investment strategy. For a more complete description of these and other investments and techniques, see the Fund's Statement of Additional Information ("SAI"). Additional information about these investments and the special risk factors that apply to them can be found under the title "Principal Risks" and in the SAI.

      Foreign Currency Contracts: The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations. To this extent, the Fund engages in transactions using forward currency exchange contracts. Because there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks.

      Derivatives: The Fund may use derivative instruments, including futures, options, forward contracts and swaps.
 Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. Derivatives involve special risks, which are discussed below under Principal Risks.

      Options: The Fund may write (i.e., sell) covered call options on securities that it owns. A call option is a contract that provides the holder or buyer of the option the right (not the obligation) to purchase the underlying securities from the Fund at a fixed price. A call option is covered if the Fund
(a) owns the underlying security that is subject to the call; or (b) has an absolute or immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio. Premiums received on the sale of such options (without regard to whether or not the option is exercised) are expected to enhance the income of the Fund beyond what would be realized on the underlying securities alone.

      Net gains from the Fund's option strategy generally will be short-term capital gains which, for federal income tax purposes, will constitute investment company taxable income that, to the extent distributed, will be taxable to shareholders at rates applicable to ordinary income, rather than at lower rates that are applicable to long-term capital gains and certain qualifying dividends.

      In addition, the Fund may purchase call options that are not "covered" to gain exposure to the underlying securities or securities indexes and may purchase put options on securities or securities indexes to hedge against potential declines in the market.

      The Fund will typically sell an equity security when a call option is exercised or the fundamental reason that the security was purchased no longer exists. Securities may also be sold when the Adviser believes the security has reached its appreciation potential, or when a company's fundamentals are deteriorating.

      Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total net assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds' advisory fees and operational fees.

Additional Risks
The following provides additional information on the risks of investing in the
Fund:

o Forward Currency Contracts. A Fund's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. Generally, such contracts may increase a fund's volatility and may involve a significant risk. However, the Adviser intends to use the contracts primarily for hedging purposes in an attempt to reduce risk for the Fund.

o Certain Investment Techniques and Derivatives Risk. When the Adviser uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.

       Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities;
   (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

o Leverage. The Fund may engage in "leverage" by borrowing from banks up to 25% of the value of its assets, and using the proceeds of the borrowings to make additional investments. Leverage, which involves costs to the borrower including interest or dividend expenses, creates an opportunity for increased returns, but also creates risk of significant losses. If the Fund uses leverage to make additional investments for its portfolio, the amount of income and appreciation from these additional investments will improve the Fund's performance only if it exceeds the Fund's leverage related costs. These investments will reduce the Fund's performance if the amount of their income and appreciation is less than the Fund's leverage related costs. Further, if the investments lose value, the resulting losses to the Fund will be greater than if the Fund did not use leverage because the Fund will be obligated to repay principal and interest on the borrowed money in addition to having investment losses. The Fund might have to liquidate securities to cover its leverage related costs or repay principal. Depending on market or other conditions, these liquidations could be disadvantageous to the Fund. Therefore, leveraging may exaggerate changes in the Fund's net asset value or yield, and the Fund's market value. During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Adviser as a percentage of the Fund's assets may be higher than if the Fund did not use leverage, because the fees are calculated as a percentage of the Fund's assets, including those purchased with leverage.

o Additional Options Risk. Covered call options, such as those written by the Fund, may enhance Fund income by the generation of premiums upon the sale of the options, but may result in the Fund's losing the benefit of a portion of the appreciation in the underlying equity security to the extent the value increases to an amount in excess of the option exercise price. Because the Fund does not have control over the exercise of the call options it writes, it may be required to sell the underlying stocks and to realize capital gains or losses at inopportune times. Call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option and generally will be treated by the Fund as short-term capital gain (or loss) and, as such, will increase the portion of dividends taxed to shareholders of the Fund at ordinary income tax rates. For a more detailed discussion of the effect of the use of options on the taxation of your investment in the Fund, please see the "Tax Status, Dividends and Distributions" section of this Prospectus.

Portfolio Holdings Disclosure

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

MANAGEMENT OF THE FUND

                               Investment Adviser

TOP Fund Management, Inc., located at 1819 S. Dobson Road, Suite 207, Mesa, Arizona 85202, serves as investment adviser to the Fund. Subject to the authority of the Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, polices and restrictions. The Adviser is a wholly-owned subsidiary of Ziskin Asset Management, Inc. a registered investment adviser founded in 1975, which manages accounts for various individuals and institutions on a discretionary basis.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund. For the fiscal year ended December 31, 2007, the Adviser earned fees at the annual rate of 1.25% on the Fund's average daily net assets. In addition, the Fund shall pay to the Adviser a bonus or the Adviser shall pay to the Fund a penalty, in each case on a quarterly basis, depending upon the Fund's performance relative to the Standard & Poor's Index of 500 Composite Stocks ("Index"). The quarterly bonus or penalty, if any, shall be calculated and paid as follows:

      (a) The net asset value of the Fund at the beginning of the fourth full calendar quarter preceding the date of determination (the "Beginning NAV") shall be subtracted from the sum of the net asset value of the Fund at the end of the calendar quarter immediately preceding the date of determination plus the value of any distributions made by the Fund to its shareholders during any of the four calendar quarters that are the subject of the determination. The difference shall be divided by the Beginning NAV and the quotient shall be expressed as a percentage (hereinafter called the "Net Asset Value Percentage Change").

           (b) The level of the Index at the beginning of the fourth full calendar quarter preceding the date of determination (the "Beginning Index") shall be subtracted from the level of the Index at the end of the calendar quarter immediately preceding the date of determination. Adjustments for each distributions, if any, paid on the stocks included in the Index shall be made in the same manner as provided in subparagraph (a) for adjusting net asset value of the Fund. The difference shall be divided by the Beginning Index and the quotient shall be expressed as a percentage (hereinafter called the "Index Percentage Change").

      (c) The Index Percentage Change shall then be subtracted from the Net Asset Value Percentage Change, and the difference is hereinafter called the "Performance Differential." It is understood that at any time the Net Asset Value Percentage Change, the Index Percentage Change and the Performance Differential, or any of them, could be a negative figure. To the extent that the Performance Differential, whether positive or negative, exceeds nine and nine-tenths (9.9) percentage points, there shall be payable, a bonus or penalty, depending on whether the performance was positive or negative, equal to the product of (x) the average daily net asset of the Fund for the four calendar quarters that are utilized in the determination times (y) 25% of the annual bonus/penalty rate computed in accordance with the following table:

  ------------------------------------------------------
  Performance Differential      Performance   Bonus  or
  (between  the  Fund  and  the Penalty
  S&P 500)                      (Annual      Percentage
                                Rate     Applied     to
                                Average    Daily    Net
                                     Assets)
  ------------------------------------------------------
  10 to 14.9 percentage points  0.30%
  ------------------------------------------------------
  15 to 19.9 percentage points  0.45%
  ------------------------------------------------------
  20 to 24.9 percentage points  0.60%
  ------------------------------------------------------
  25 to 29.9 percentage points  0.75%
  ------------------------------------------------------
  30 to 34.9 percentage points  0.90%
  ------------------------------------------------------
  35 to 39.9 percentage points  1.05%
  ------------------------------------------------------
  40 to 44.9 percentage points  1.20%
  ------------------------------------------------------
  45 to 49.9 percentage points  1.35%
  ------------------------------------------------------
  50 to 54.9 percentage points  1.50%
  ------------------------------------------------------
  55 to 59.9 percentage points  1.65%
  ------------------------------------------------------
  60 to 64.9 percentage points  1.80%
  ------------------------------------------------------
  65 to 69.9 percentage points  1.95%
  ------------------------------------------------------
  70 to 74.9 percentage points  2.10%
  ------------------------------------------------------
  75 to 79.9 percentage points  2.25%
  ------------------------------------------------------
  80 to 84.9 percentage points  2.40%
  ------------------------------------------------------
  85 to 89.9 percentage points  2.55%
  ------------------------------------------------------
  90 to 94.9 percentage points  2.70%
  ------------------------------------------------------
  95 to 99.9 percentage points  2.85%
  ------------------------------------------------------
  100 percentage points or more 3.00%
  ------------------------------------------------------

           (d) The bonus or penalty payable in respect of any calendar quarter shall not exceed 0.75% of the average daily net asset value of the Fund for the four calendar quarters that are utilized in the determination of the bonus or penalty.

   Hypothetical Example of Quarterly Performance Fee Calculation

1) Calculation of Net Asset Value Percentage Change: Hypothetical Assumptions:
Beginning NAV as of March 31, 2006 = $10.00
NAV as of March 31, 2007 = $11.00
Dividends/Distributions over the preceding four quarters = $1.00 per share TOTAL CHANGE = $2.00 divided by $10.00 (Beginning NAV) Net Asset Value Percentage Change = 20% increase

2) Calculation of Index Percentage Change: Hypothetical Assumptions: Beginning Index Return as of March 31, 2006 = 10.00% Ending Index Return as of March 31, 2007 = 9.00% Index Percentage Change = 10% decrease

3) Calculation of Performance Differential: Net Asset Value Percentage Change:
+20%
LESS
Index Percentage Change:        - 10%
Performance Differential:         30%

Performance Bonus:        0.90%

4) Quarterly Performance Bonus rate = 0.225% (1/4th ofAnnual Performance Bonus rate of 0.90%)


In the event that the Adviser underperforms the benchmark to the extent where a penalty will apply that exceeds the management fee for the quarter, the Adviser will reimburse the Fund out of the Adviser's holdings in the Fund pursuant to a Guarantee and Pledge Agreement between the Adviser and the Fund.

A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreement will be available in the Fund's semi-annual shareholder report.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of director and shareholders meetings.

The Adviser has entered into an Expense Limitation Agreement with the Fund whereby the Adviser reimburses the Fund to the extent that the Fund's aggregate annual expenses (including the advisory fee but excluding bonus or penalty payments, interest, taxes, brokerage commissions and expenses related to litigation or indemnification of officers and directors and, as interpreted by the Fund's Board of Directors, open-ending expenses) exceeds 3.50% of the Fund's average daily net assets up to $20,000,000 plus 1.50% of average daily net assets in excess of $20,000,000, subject to certain exceptions. The Expense Limitation Agreement cannot be terminated without the approval of the Fund and the Adviser.

                                Portfolio Manager

Barry Ziskin is primarily responsible for the day-to-day management of the Fund. Mr. Ziskin is the sole Director of the Adviser. Mr. Ziskin's principal occupation is President of the Adviser (1983 - present) and Ziskin Asset Management, Inc. (1975 - present). At December 31, 2007, Barry Ziskin, an officer and director of the Fund, and sole shareholder of the Adviser and its affiliate, Ziskin Asset Management, Inc., owned 113,026.317 shares of the Fund's capital stock, which represented 8.07% of the total Fund shares. The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.

NET ASSET VALUE

Shares of the Fund are sold at net asset value ("NAV"). The NAV of the Fund is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (asset-liabilities/# of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.
 The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on the securities principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board. The Fund will use fair value pricing where: i. a security is illiquid (Rule 144A Restricted Securities, repurchase agreements or time deposits maturing in more than 7 days, or municipal lease securities); ii. the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; iii. the security is so thinly traded that there have been no transactions in the stock over an extended period; or iv. the validity of a market quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as: i. when trading of a security on an exchange is suspended; or ii. when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities).

 Market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing NAV of the Fund, the Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the values of a Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.

HOW TO PURCHASE SHARES

Purchasing Shares

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

Z-Seven Fund, Inc.
c/o Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Minimum and Additional Investment Amounts

The minimum initial investment to open an account is $1,000 for all account types. The minimum subsequent investment is $50. Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions that include the name(s) on the account and the account number, to the above address. Make all checks payable to "Z-Seven Fund, Inc." The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Commonwealth Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the Transfer Agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Your Order is Processed

All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Standard Time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.
-------------------------------------------------------------------
Good Order:  When making a purchase request, make sure your
request is in good order.  "Good order" means your purchase
request includes:
-------------------------------------------------------------------
o     the name of the Fund
-------------------------------------------------------------------
-------------------------------------------------------------------
o     the dollar amount of shares to be purchased
-------------------------------------------------------------------
-------------------------------------------------------------------
o     a completed purchase application that corresponds to they
   type of account you are opening or investment stub (make sure your investment meets the account minimum or subsequent
   purchase investment minimum)
-------------------------------------------------------------------
-------------------------------------------------------------------
o     check payable to "Z-Seven Fund, Inc."
-------------------------------------------------------------------
-------------------------------------------------------------------










Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Automatic Investment Plan

You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Fund at (800) 628-4077.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at (800) 628-4077 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

REDEMPTIONS

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

                         Regular/Express/Overnight Mail
                               Z-Seven Fund, Inc.
                      c/o Commonwealth Fund Services, Inc.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call (800) 628-4077.

The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 3.5% of the Fund's assets). The securities will be chosen by the Fund and valued at the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account have a current account value of at least $1,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $50 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at (800) 628-4077.

When Redemptions are Sent

Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. Redemption proceeds generally will be sent to you within seven days. If you purchase shares using a check and soon after request a redemption, mailing of your proceeds may be delayed until the check clears (usually within 10 days).

Good Order

Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

o The request should be in writing, indicating the number of shares or dollar amount to be redeemed;
o     The request must identify your account number;
o     The  request  should be  signed  by you and any other  person
        listed  on  the   account,   exactly   as  the  shares  are
        registered; and
o If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $20,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee

For shares held less than twelve months, the Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Fund's balance minimum. See "Low Balances" for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for twelve months or more are not subject to the 2% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

When You Need Medallion Signature Guarantees

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

o you request a redemption to be made payable to a person not on record with the Fund;
o you request that a redemption be mailed to an address other than that on record with the Fund;
o     the proceeds of a requested redemption exceed $20,000; or
o any redemption is transmitted by federal wire transfer to a bank other than the bank of record.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Fund to obtain this form. Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures. Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Low Balances

If at any time your account balance falls below $1,000, the Fund may notify you that, unless the account is brought up to the appropriate account minimum, your account could be closed or charged a small account maintenance fee. This will not apply to any account balances that drop below the minimum due to a decline in NAV. The Fund may, within 60 days, redeem all of your shares and close your account by sending you a check to the address of record. The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gain annually. The distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund's shares. You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

MARKET TIMING

Frequent trading into and out of the Fund can harm all fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

o committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;" and
o     assessing a redemption fee for short-term trading.

By using these methods, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases into the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.


Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

Distribution and Shareholder Services Plan

The Board of Directors has adopted, on behalf of the Fund, a Rule 12b-1 Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended) under which the Fund will be permitted to pay up to 0.25% of its average daily net assets accrued daily and paid monthly. The Plan allows the Fund to pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Fund's shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in the sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under the Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Fund or its affiliates.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance over the past five years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the shares of the fund (assuming reinvestment of all dividends and distributions). This information for the fiscal years ended December 31st has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request. The Fund was a closed-end investment company until August 1, 2007. On August 1, 2007, the Fund converted from a closed end investment company to an open end investment company. Fees and expenses of the closed-end investment company differ from the current Fund. The following represents selected data for a share outstanding throughout the periods.




----------------------------------------------------------------------------
                                        For the year ended December 31,
                                     2007 (c) 2006    2005    2004   2003
------------------------------------------   -------------------------------
Net asset value, beginning of year  $6.42    $5.85   $5.57   $4.96   $4.12
                                    ------   ------  ------  ------  -----
Net investment income (loss)        (0.06)(a) 0.05    0.05   (0.08)  (0.10)
Net realized and unrealized gains
(losses) on investments
   and currency transactions        (0.35)    0.57    0.22    0.69   0.94
before income taxes
                                    ------   ------  ------  ------  -----
Total increase (decrease) from      (0.41)    0.62    0.27    0.61   0.84
investment operations
Distributions to shareholders from  (0.01)   (0.05)  (0.06)   0.00   0.00
net investment income
Paid in capital from redemption      0.03     0.00    0.00    0.00   0.00
fees
Impact of treasury stock             0.00     0.00    0.07    0.00   0.00
repurchases
                                    ------   ------  ------  ------  -----
Net increase (decrease) in net      (0.39)    0.57    0.28    0.61   0.84
asset value
                                    ------   ------  ------  ------  -----
Net asset value, end of year        $6.03    $6.42   $5.85   $5.57   $4.96
Total investment return             (5.99%)  10.55%  6.02%   12.30%  20.39
----------------------------------------------------------------------------
Ratio of expenses before
performance bonus/penalty to
  average net assets (b)             3.4%     3.0%    3.4%    3.8%   3.8%
Ratio of expenses to average net     3.3%     3.0%    3.4%    3.8%   4.0%
assets (b)
Ratio of net investment income      (1.1%)    0.9%    0.9%   (1.6%)  (2.2%
(loss) to average net assets
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Portfolio turnover rate             14.3%     0.0%    0.0%    0.0%   5.8%
----------------------------------------------------------------------------

Number of shares outstanding, end   1,400    1,848   1,848   1,873   1,873
of period (in 000's)
Net assets, end of period (in       $         $       $       $       $
000's)                              8,450    11,863  10,805  10,430  9,289
----------------------------------------------------------------------------

(a) Per share amounts calculated using the average share method, which appropriately presents the per share data for the period. (b) Ratios reflect expenses gross of expense offset arrangements and waivers for the years ended December 31, 2003 through December 31, 2007. In the fiscal years ending December 31, 2004 and 2005, the expense ratios include open-ending costs of 0.48% and 0.44% respectively. (c) On August 1, 2007 the fund converted from a closed end investment company to an open end investment company.

NOTICE OF PRIVACY POLICY & PRACTICES

      Your privacy is important to us. The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

      The Fund collects the following nonpublic personal information about you:

o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

      The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

      In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

                               Z-SEVEN FUND, INC.

================================================================

               TOP Fund Management,  Transfer   Commonwealth
Adviser        Inc.                  Agent      Fund
               1819 S. Dobson road,             Services, Inc.
               Suite 207                        8730 Stony
               Mesa, Arizona 85202              Point Parkway,
                                                Suite 205
                                                Richmond,
                                                Virginia 23235
----------------------------------------------------------------
----------------------------------------------------------------

Distributor    First Dominion        Custodian  State Street
               Capital Corp.                    Bank and Trust
               8730 Stony Point                 Company
               Parkway,                         33 Maiden Lane
               Suite 205                        New York, New
               Richmond, Virginia               York 10038
               23235
----------------------------------------------------------------
----------------------------------------------------------------

Legal Counsel  Blank Rome LLP        IndependentTait, Weller &
               The Chrysler Building Registered Baker LLP
               405 Lexington Avenue  Public     1818 Market
               New York, NY  10174   Accounting Street, Suite
                                     Firm       2400
                                                Philadelphia,
                                                Pennsylvania
                                                19103
----------------------------------------------------------------
----------------------------------------------------------------
Administrator  Commonwealth
               Shareholder
               Services, Inc.
               8730 Stony Point
               Parkway,
               Suite 205
               Richmond, Virginia
               23235
================================================================


You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's Statement of Additional Information (the "SAI") dated May 1, 2008, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and the SAI by writing to Z-Seven Fund, Inc. c/o Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling toll free (800) 628-4077. The Fund does not have a website. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.


Investment Company Act File # 811-03877

                               Z-SEVEN FUND, INC.




                STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2008





  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Z-Seven Fund, Inc. dated May 1, 2008, a copy of which may be obtained without charge by contacting the Fund's Transfer Agent, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, or by calling (800) 628-4077. The financial statements of the Fund are incorporated by reference to the Annual Report dated December 31, 2007.

                                TABLE OF CONTENTS


  THE FUND                                                    1
  TYPES OF INVESTMENTS                                        1
  INVESTMENT RESTRICTIONS                                    19
  POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO        21
  HOLDINGS
  MANAGEMENT                                                 23
  CONTROL PERSONS AND PRINCIPAL HOLDERS                      27
  INVESTMENT ADVISER                                         27
  DISTRIBUTION OF SHARES                                     32
  PORTFOLIO MANAGER                                          33
  ALLOCATION OF PORTFOLIO BROKERAGE                          34
  PORTFOLIO TURNOVER                                         34
  FUND ADMINISTRATION                                        35
  FUND ACCOUNTING                                            36
  TRANSFER AGENT                                             36
  CUSTODIAN                                                  36
  ANTI- MONEY LAUNDERING PROGRAM                             37
  PURCHASE, REDEMPTION AND PRICING OF SHARES                 38
  TAX STATUS                                                 40
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM              45
  LEGAL COUNSEL                                              46
  APPENDIX A - DESCRIPTION OF BOND RATINGS                   47
  APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES          53

 THE FUND
[GRAPHIC OMITTED]



      The Z-Seven Fund, Inc. is a Maryland Corporation since July 2, 1983 (the "Fund"). In December, 2006, the Fund filed Amended and Restated Articles of Incorporation with the State of Maryland to change its status from that of a closed-end fund to an open-end fund. The affairs of the Fund are managed by the Fund's Board of Directors ("Board" or "Directors"), which approves all significant agreements between the Fund and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser, sub-advisor and administrator. All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract contradicts such statutes, the contract would be unenforceable.

      The Board has the power to designate one or more series of shares of common stock and to classify or reclassify any un-issued shares with respect to such series (each series is commonly known as a mutual fund). Currently, there is one series being offered by the Fund. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Fund's Board out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and non-assessable.

      According to the law of Maryland under which the Fund is incorporated and the Fund's bylaws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940, as amended ("1940 Act"). Accordingly, the Fund will not hold annual shareholder meetings unless required to do so under the Act.

      The Fund is a non-diversified investment management company. The Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus.

TYPES OF INVESTMENTS


      The investment objective of the Fund and a description of its principal investment strategies are set forth under "Risk/Return Summary" in the Prospectus. The Fund's investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Fund.

      The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies TOP Fund Management, Inc. (the "Adviser") may employ in pursuit of the Fund's investment objective and a summary of related risks.

       EQUITY SECURITIES. Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

       COMMON STOCK. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

       PREFERRED STOCK. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

       The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

       CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

       WARRANTS. The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

      FOREIGN SECURITIES. The Fund may invest up to 100% of the value of its total assets in securities of foreign issuers, although it is expected that in the ordinary course investments in foreign securities will not constitute a significant portion of the portfolio. The Fund, generally, will purchase foreign securities, which are listed on a domestic or foreign securities exchange or are represented by American Depository Receipts listed on a domestic securities exchange, but may also purchase foreign securities which are traded in the United States in the over-the-counter market. Interest or dividend payments on such securities may be subject to foreign withholding taxes. The Fund will hold foreign currency only in connection with the purchase or sale of securities on a foreign exchange.

      Investments in foreign securities involve risks or other factors which generally are not associated with investments in domestic securities, including the following:
1) investments in foreign securities or the holding of foreign currency may be affected by changes in currency rates and in exchange control regulations (e.g., currency blockage); (2) companies or subsidiaries of companies operating in certain foreign countries may be subject to expropriation or nationalization;
(3) generally, there is a transaction charge in connection with the exchange of currency; (4) foreign companies generally are not subject to he same uniform accounting, auditing and reporting standards applicable to domestic companies and there may be less publicly available information concerning a foreign company; (5) the volume of trading on foreign sock markets is frequently less than on United States stock exchanges, and foreign exchanges, brokers and issuers are generally subject to less government supervision and regulation than in the United States; (6) foreign securities are often more volatile and less liquid than securities of comparable domestic companies; (7) transactions with foreign brokers may involve the payment of higher commissions as a result of imposition of fixed commission rates; and (8) it may be more difficult to obtain and enforce a judgment against a foreign issuer.

       LOANS OF PORTFOLIO SECURITIES. In order to generate additional cash, the Fund may lend portfolio securities to broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or securities in favor of the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund and amount equivalent to any dividends or interest paid on such securities, and the Fund may invest any cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income for the borrower. Loans will be subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower placing broker. The Fund will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

       WRITING OF COVERED CALL OPTIONS. Common stock call options ("Calls"), listed on a domestic securities exchange may be written (i.e., sold) by the Fund if the Calls are covered (i.e., the Fund owns the securities subject to the Call while the Call is outstanding). It is anticipated that the Fund's portfolio will contain few securities for which there is an active market in Calls. The writing of Calls will be limited so that not more than 10% of the value of the total assets of the Fund will be subject to unexercised Calls at any time.

        When the Fund writes a Call, it will receive a premium and agree to sell, upon exercise to the purchases of the Call, the securities subject to the Call during the call period (not more than 2 days) at the exercise price (which may be different from the market price for the security) regardless of market price changes during the call period. Thus, the Fund would forego any possible profit from an increase in market price over the exercise price during the call period. If the Call expires unexercised, the Fund will retain the premium and the underlying securities.

       The Fund may purchase Calls only in a "closing purchase transactions," means by which a call obligation is terminated by the writer of the Call prior to the expiration of the call period. This is accomplished by buying an option of the same series as the option previously written profit or loss will be realized upon such termination depending upon whether the premium previously received by the Fund is more or less than the price of the Call purchases. All profits realized form closing purchase transaction or form previous on Calls that lapse unexercised are considered hort0term gains for tax purposes, and when distributed by the Fund are taxable as ordinary income. Because increases in the market price of a Call will generally reflect increases in the market price o the underlying security, an loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

       Call writing will affect the Fund's turnover rate and the brokerage commissions it pays. Commission rates on options transactions are often higher than on general securities transactions. Although the Fund will write only Calls for which there appears to be an active market, there is not assurance that a liquid market on an exchange will exist for any particular Call at any particular time. Absence of a liquid market may adversely affect the Fund's ability to effect closing transactions. If, due to a lack of a liquid market, the Fund could not effect a closing purchase transaction, the Fund would have to hold the callable securities until the Call lapsed or was exercised.

       STOCK INDEX FUTURES CONTRACTS. The Fund intends to purchase and sell stock index futures contracts from time to time. The Fund will engage in transactions in stock index futures contracts only as a hedge against the effect that changes in general market conditions may have on the values of securities held in the Fund's portfolio, or which it intends to purchase, and where the transactions are economically appropriate. It is not anticipated that the Fund will enter into such transactions on a regular basis.

       A "stock index" assigns relative values to the common stocks included in that index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock market index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. There is no physical delivery of the underlying stocks in the index. In selecting hedging instruments on stock indexes, the Fund intends to use instruments on indexes, which have the closest correlation in their structure to the composition of the Fund's portfolio, provided the market for an instrument has sufficient liquidity.

       When the Fund anticipates a general market or market sector decline that may adversely affect the market values of the Fund's portfolio of securities, it may sell stock index futures contracts. To the extent that the changes in value of the Fund's portfolio correspond to changes in a given stock index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities positions, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might be sold: 1) when a sale of portfolio securities at that time would appear to be disadvantageous for the long-term because such a liquidation would (a) forgo possible price appreciates; (b) crate a situation in which the securities would be difficult to repurchase; or (c) create substantial brokerage commissions; 2) when a liquidation of the portfolio has commenced or is contemplated, but there is, in the Adviser's opinion, a substantial risk of a major price decline before liquidation can be completed; or 3) to close out stock index futures contract purchase transactions.

       Where the Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchase of a stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures contracts might be purchased:

1) if the Fund is attempting to purchase equity positions in issues which it had or was having difficulty acquiring at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio; or 2) to close out stock index futures contracts sales transactions.

       There are several risks in connection with the use of stock index futures as a hedging device including (1) the imperfect correlation between movements in the price of stock index future and movements in the price of the securities in the Fund's portfolio due to the fact that the securities to be hedged will not usually be the securities that make up the stock index which is the subject of the futures contract, (2) the imperfect correlation between movements in the price of stock index futures and movements in the stock index and (3) the lack of assurance that a liquid market will exist. In the event the futures contract positions could not be closed out because of an illiquid market, the Fund would continue to be required to make daily payments of variation margin, which is a process by which payments are made to and form a futures commission merchant on a daily basis based on marketing the futures contract to the market.

       Complete success in hedging the Fund's portfolio by correlating the use of stock index futures with the increase or decrease in the value of its securities portfolio is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedged the possibility of a decline in the market, which would adversely affect the value of the stocks held in its portfolio, but market prices increased instead, the Fund would not realize all of the benefits of the increased value of that portion of its portfolio that is hedged because it would realize offsetting losses in its stock index futures positions until those positions could be closed out. While those positions remain open, the Fund would have to meet daily variable margin requirements and might have to sell securities if it had insufficient cash or cash equivalents to make those payments; and such sales might have to be made at a time when it might be disadvantageous to do so. Sales of securities normally would be, but would not necessarily be, at the increased priced reflected in the rising market prices.

       When portfolio securities are hedged with stock index futures contracts and the market value of the Fund's portfolio securities increases, losses sustained on the open futures contracts (unless they can be closed out) may partially or completely be offset by the increase in the value of the portfolio, although there can be no assurance that he market prices of the portfolio securities will in fact correlate with the price movements of the futures contracts.

       To compensate for the imperfect correlation of movements of prices of the stock index futures and the security being hedged, the Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index, or may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. Nevertheless, the price of the stock index futures may move less than the price of the securities, which are the subject of the hedge (or the value of futures contracts and securities held by the Fund may decline simultaneously) resulting in the hedge not being fully effective.

       The price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. This might result form decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of such price distortion in the futures market markets and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser may not result in a fully successful hedging transaction over a short time frame. Thus, the price of stock index futures might increase, reflecting a general advance in the market price of the indexes' component securities, while some or all of the Fund's securities portfolio might decline. If the Fund had hedged a portion of its portfolio against a possible decline in the market with a long position in futures contracts on that index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities.

       Positions in stock futures may be closed out only on an exchange or board of trade, which provides a market for such futures. Although the Fund intends to purchase or sell futures, which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements.

       OPTIONS ON STOCK INDEX FUTURES. The Fund intends from time to time to purchase and sell call and put options on stock index futures traded on a national exchange or board of trade as an alternate method of hedging market fluctuations; purchases and sales of options will also be made to close out open option positions. See "Tax Status and Dividend Policy" concerning possible limitations on the Fund's use of this technique.

       Options on stock index futures give the purchaser the right in return for a premium paid to assume a long (i.e., the right to purchase stock index futures) or short (i.e., the right to sell stock index futures) position in a stock index futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account representing the amount be which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put), the exercise price of the option on the stock index futures. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date.

       The ability to establish and close out positions on options on stock index futures will be subject to the development and maintenance of a liquid market. The purchase (but not the sale) of options on stock index futures involves less potential risk, compared to the use of stock index futures, because the maximum amount of risk is the premium paid for the options (plus transaction costs); However, there may be circumstances when the use of an option on a stock index future would result in a loss to the Fund when the use of a stock index future contract would not, such as when there is no movement in the level of the index.

       In addition, there is no assurance that higher then anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

       OPTIONS ON STOCK INDEXES. The Fund may also purchase and sell (write) call and put options on stock indexes which are traded on national securities exchanges. Options on some stock indexes may correlate more closely with the composition of the Fund's entity portfolio than indexes which are the subject of futures contracts. If the Fund determines that there is a closer correlation between options on a stock sufficient liquidity in the markets for those options, the Adviser may recommend engaging in hedging transactions through the use of options on stock indexes in situations similar to those where the Fund may utilize index futures contracts and options in future contracts. See "Tax Status and Dividend Policy" concerning possible limitations on the Fund's use of this technique.

       An option on a stock index is a contract pursuant to which the purchaser of the opinion, in return for a premium payment, has the right to exercise the option at a specific exercise price ("strike price") at any time during the duration of the option. Upon such exercise, the purchaser with realize an amount equal to the difference between the strike price and the value of the securities comprising the stock index (in the case of a call option the purchaser receives the amount by which the purchaser receives the amount by which the strike price exceeds the value of such securities. Exercise of options on stock indexes are effected with cash payments, and do not involve any delivery of securities.

       Since the Fund will utilize options on a stock index when the index more closely correlates with the Fund's equity portfolio, an increase or decrease in the index on which the Fund has written a call or put option to the strike price level would normally correlate to an increase or decrease (but not necessarily to the same extent) in the value of the Fund's equity portfolio against which value of the equity portfolio to the extent the index correlates to the composition of that portfolio. The Fund may liquidate the call and put options it has purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price is less than the premium paid.

       Because exercises of options on stock indexes are settled in cash and may not be the delivery of securities comprising the index, call writers cannot provide in advance for their potential settlement of obligations by acquiring and holding the underlying securities. Thus, when the Fund writes a stock index call or put option, it will not know in advance the amount of the cash settlement if the option is exercised, since it will not know in advance the difference between the strike price and the level of the index at the date of exercise. As with stock options, the writer will not learn the time lag between the exercise of the option and the receipt by the writer of the notice. The writer will be required to pay cash in an amount based on the closing index value of the exercise date. By the time it learns that it has been assigned an exercise notice, the index may have declines, with a corresponding decline in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

       A holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the option with an exercise price of 30 directs his broker to exercise immediately at 10:00 A.M.; when the level of the underlying index is
28. If the underlying stays at that level until the close of trading that day, the holder would be entitled to receive $200 in settlement (assuming a multiplier of 100). If, however, the index level rises to 32 at the close, the holder would be required to pay a $200 loss on the exercise.

       Current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any), and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. If disseminated of the current lever log the underlying index is interrupted, or trading is options on that index will ordinarily be halted. If a trading halt occurs, whether for these or for other reasons, holders of index options will be unable to close out their position, and may be faced with substantial losses if the underlying index moves adversely before trading resumes.

       If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options. Such restrictions may be continued in effect until the opening of business on the last trading day before the expiration dates. Holders of expiring options would then be free to exercise them (until the applicable cut-off time), even if the trading of such options had not resumed. However, if the trading halt that led to the imposition of exercise restrictions was attributable to interruptions in the trading of stocks in the underlying index group, and those interruptions persisted through the close of trading on the last trading day before expiration, exercises on that day would be settled on the basis of a closing index value that did not reflect current price information with respect to stocks accounting for a substantial portion of the value of the index.

       An option may be closed out only on an exchange, which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.

       RESTRICTED SECURITIES. The Fund may invest in securities whose disposition will be subject to legal restrictions because they have not been registered under the Securities Act of 1933. The Fund does not contemplate, however, that restricted securities will constitute a significant part of the portfolio. It may be difficult to sell such securities at a price representing their fair market value until the time thy may be sold publicly. The Fund anticipates that registration rights and the expense of registration of such restricted securities will ordinarily be negotiated at the time of purchase. There is, however, no assurance that such rights can be successfully negotiated.

       A considerable period may elapse between a decision to sell restricted securities and the time when the Fund will be permitted to sell. Thus the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. In connection with the acquisition of securities through private placements, the Fund may agree to contractual restrictions on the resale of such securities, which might prevent their sale at a time when such sale would otherwise be desirable and would be permitted by applicable law.

       BORROWING AND LEVERAGE. The Fund may borrow funds to purchase securities. A demand loan could be called at a time when it might be disadvantageous for the Fund to sell securities in order to repay the loan.

       Borrowing for investment increases both investment opportunity and investment risk. Since substantially all of the Fund's assets fluctuate in value, whereas the obligation resulting form the borrowing is a fixed one, the net assets value per share of the Fund will tend to increase more when the portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. This is the speculative factor known as leverage.

       Subject to such limitations as may be specified in applicable margin regulation of the board of Governors of the Federal Reserve System, amounts borrowed to purchase securities may be secured by a pledge or mortgage of the Fund's assets, subject to the limitations set forth under the "Investment Restrictions."

       SHORT SALES. The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

       When a fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

       If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

      To the extent a fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. This percentage may be varied by action of the Board. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

       LIMITATIONS ON THE PURCHASE AND SALE OF STOCK INDEX FUTURES, OPTIONS ON STOCK INDEX FUTURES AND OTPIOSN ON STOCK INDEXES. The Fund will engage in transactions in index futures solely as a hedge against the impact that changes in the general market conditions can have on the value of the securities held in the Fund's portfolio, or which it intends to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund will not be long and short stock index futures contracts simultaneously; nor will it maintain simultaneous open long and short options on stock index futures or long and short options on stock indexes.

       The Fund will not maintain open short positions in stock index futures contracts, options written on stock index futures, and options written on stock indexes if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between the portfolio and the index contracts (i.e., the Beta volatility factor). To the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open contracts to bring its open index futures and options position within its limitation.

       When the Fund writes a call option on a stock index future or on a stock index which is in the money at the time the call is written, the Fund will segregate with its custodian and/or in a special custodian account in which broker collateral deposits are maintained cash or U.S. Government securities equal in value to the amount by which the call is in the money times the multiplier times the number of contracts until the option expires or is closed out. An option on a stock index future or on a stock index is in the money when the strike price is below the market price of the underlying futures contract or the level of the stock index for a put. In addition, at the time the Fund purchases stock index futures, an amount of cash and U.S. Government securities equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian and/or in a special custodian account at the custodian in which broker collateral deposits are maintained.

       In order to comply with the interpretations of the Commodity Futures Trading Commission that will exclude the Fund from the definition of "commodity pool" under the Commodity Exchange Act, the Fund has undertaken not to purchase or sell index futures contracts or purchase options in index futures contracts, if, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's open futures contracts and premiums paid for open options thereon would exceed 5% of the market value of the Fund's total assets. Initial margin is the amount (approximately 5% of the contract amount) of cash or of United States Treasury Bills that the Fund will be required to deposit in a special custodian account for the benefit of the futures commission merchant. In additions, as noted above, the Fund's transactions in stock index futures contracts and options hereon, will be made for traditional hedging purposes. As evidence of this hedging intent when it purchases such futures or options thereon to protect the Fund against an increase in the price of secuti4ies which it intends to purchase, the Fund has undertaken that approximately 75% of such securities will be purchased.


       CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

       Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

       COMMERCIAL PAPER, TIME DEPOSITS AND VARIABLE RATE NOTES. The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

       The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

       The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

       INSURED BANK OBLIGATIONS. The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

       UNITIED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

       UNITED STATES GOVERNMENT AGENCIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills);
(ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

      Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

      MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

      Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

      Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

      Caps and Floors. The underlying mortgages which collateralize the ARMs in which a fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

       REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

       Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

      NON-DIVERSIFICATION OF INVESTMENTS. The Fund is non-diversified under the 1940 Act. This means that under the 1940 Act, there is no restriction as to how much the Fund may invest in the securities of any one issuer, except that the Fund cannot invest more than 25% of its assets in any one industry (and therefore, no more than 25% in any one issuer). However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code (the "Code"); the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund's total assets. In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than a diversified company because of the larger impact of fluctuation in the values of securities of fewer issues.


INVESTMENT RESTRICTIONS


      The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(b) more than 50% of the outstanding shares of the Fund.

1. The Fund may not issue any senior securities (as defined in the Investment Company Act of 1940, as amended) or mortgage, pledge or hypothecate more than 15% of the value of its total assets, taken at market value. For purposes here of, collateral arrangements with respect to the writing of stock options and options on stock index futures and deposits or similar arrangements with respect to initial margin for a stock index futures contract are not deemed to be a mortgage, pledge or hypothecation of assets and neither such arrangements nor the purchase or sale of options on stock indexes or stock index futures contracts or option there on are deemed to be the issuance of a senior security.

2. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 10% of the Fund's total assets at the time when the borrowing is made.

3. Purchase securities whose disposition is restricted in any manner if such purchase will cause the aggregate current values of all restricted securities to exceed 5% of the value of the Fund's total assets.

4. Purchase or sell commodities or commodity contracts or options on stock indexes, except that the Fund may enter into stock index futures contracts as described under "Stock Index Futures Contracts," options on stock index futures contracts as described under "Options on Stock Index Futures" and options on stock indexes as described under "Options on Stock Indexes," in each case subject to the limitations set forth under "Limitation on the Purchase and Sale of Stock Index Futures, Options on Stock Index Futures and options on Stock Indexes."

5. Invest in real estate or in interests in real estate, except that the Fund may purchase readily marketable securities of companies holding real estate or interest therein.

6. Purchase securities on margin or make short sales of securities, except that the Fund may (a) enter into and hold stock index futures contracts and may make deposits or have similar arrangements in connection therewith; and
     (b) make short sales so long as at all times during which a short position is open, the Fund owns an equal amount of such securities, or by virtue of ownership of securities has the right, without payment of further consideration, to obtain an equal amount of the securities sold short; i.e., immediately convertible securities. No more than 15% of the Fund's total assets (take at current value) will be held to cover such short sales at any one time.

7. Lend money, except that the Fund may invest in a portion of an issue of bonds, debentures, commercial paper, or other similar government or corporate obligations whether or not publicly distributed.

8. Make loans of other assets, other than fully collateralized loans of portfolio securities, provided that, immediately after making any such loan, the aggregate value of all securities loaned does not exceed 25% of the value of the Fund's total assets.

9. Underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio.

10.  Invest in companies for the purpose of exercising control thereof.

11. Concentrate its investments in any industry; and in accordance there with not more than 25% of the value of its total assets will be invested in any one industry.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF THE COMPANY WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Invest in or hold securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or the Adviser owns more then 1/2 of 1% of the outstanding securities of such issuer and all such officers and directors own in the aggregate more than 5% of the outstanding securities of such issuer.

2. Write or purchase puts, calls or combinations thereof other than as noted under "Special Investment Techniques - Writing of Covered Call Options," "Special Investment Techniques - Options on Stock Index Futures" and "Special Investment Techniques - Options on Stock Indexes."

3. Invest in closed-end or open-end investment companies, including small business investment companies, except money-market funds, so long as not more than 5% of the value of the Fund's total assets are so invested at any one time.


POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders and to prevent any conflict of interest among the Adviser, Principal Underwriter or any affiliated entity. Any conflict of interest that may arise as a result of disclosure of the Fund's portfolio holdings will be resolved by the Fund's Chief Compliance Officer in consultation with the Fund's Board. While such a conflict is pending, the Fund will refrain from further disclosure of Fund portfolio holdings information to the entity in question.

      The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

       The Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg, approximately 60 days after the end of each quarter/semi-annual period, a complete schedule of the Fund's portfolio holdings as of the last day of the quarter/semi-annual period.

     Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. o The Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers. o Commonwealth Shareholder Services, Inc. Commonwealth Shareholder Services, Inc. is the administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Company. o Commonwealth Fund Services, Inc. Commonwealth Fund Services, Inc. is the transfer agent for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Company. o Commonwealth Fund Accounting, Inc. Commonwealth Fund Accounting, Inc. is the accounting agent for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Company. o First Dominion Capital Corp. First Dominion Capital Corp. is the distributor for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Company. o State Street Bank and Trust Company. State Street Bank and Trust Company is the custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

      Additions to List of Approved Recipients. The Fund's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities to persons other than those listed before the Fund files its portfolio holdings with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

      Compliance with Portfolio Holdings Disclosure Procedures. The Fund's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

      There is no assurance that the Fund's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

      The Board of the Fund supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund's business affairs. The Directors, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The following is a list of the Directors and executive officers of the Fund. Each Director who is an "interested person" of the Fund, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

                                  BOARD

                         DISINTERESTED DIRECTORS

                                                Number of
Name, Age,      Term of         Principal       Portfolios
Address and     office          Occupation      in Fund         Other
Position Held   and             During the Past Complex         Directorships
with Fund      enure            Five Years      Overseen by     held by
                                                Directors       Directors


Lydia L. Moore Director         Broker, MD              1    None
(47)            since           Insurance, 15113 E.
                5/13/02         Fountain Hills,
Marathon Drive                  AZ
Fountain                        (2001-present)
Hills, AZ 85268                 Brokerage Director
Director,                       Brokers Alliance
                                Scottsdale, AZ
                                (1997-2003)

Tony Hertl (58)Director         Consultant to           1    AdvisorOne
               since            small and                    Funds;
               2/23/070         emerging                     Northern
                                businesses since             Lights Fund
                                2000; Retired in             Trust;
                                2000 as Vice                 Satuit
                                President of                 Capital
                                Finance and                  Management
                                Administration               Trust;
                                of Marymount                 Northern
                                College,                     Lights
                                Tarrytown, New               Variable
                                York where he                Trust; XTF
                                served in this               Advisors
                                capacity for                 Trust; XTF
                                four years.                  Investors Trust
                                Mr.  Hertl is also a
                                Certified Public
                                Accountant
                       .
Dr. Jeffrey     Director        President & CEO         1       None
Shuster (56)    since           Jeffrey Shuster,
32 East Ridge   3/16/86         DDS, PC., a
Court                           Professional
Cheshire, CT                    Corporation
06410                           (1981 -present)
Director

William F.      Director        Equity/Options          1       None
Poppe           since           Trader, Madison
(50)            2/23/07         Proprietary
295 Park Ave.S.                 Trading Group, LLC
Apt. 7D New York, NY
10010


                           INTERESTED DIRECTORS

Barry Ziskin    Director        President,             1      None
*(55)           since           Ziskin Asset
1819 S.         9/16/83,        Management,
Dobson Road     President       Inc.
Suite 207       since           (1975-present)
Mesa, AZ 85202  1/1/86          President, TOP
Director,       and             Fund
President and   Treasurer       Management,
Treasurer       since 1999      Inc.
                                 (1983-present)
                                Mesa, AZ

Rochelle        Director        Associate              1      None
Ziskin * (53)   since           Professor
4206 W. 74th    4/8/85          (2000-present)
Street                          Assistant
Prairie                         Professor
Village, KS                     (1994-2000)
66208                           University of
Director                        Missouri
                                Kansas City, MO

  OTHER
  OFFICERS OF
  THE FUND

David Jones      Chief           Principal,
(50)             Compliance      Drake and
719 Sawdust      Officer         Associates,
Road, Suite      06/07           Compliance
113                              Consultants
The
Woodlands, TX
77380

Julia J.         Secretary       Managing
Gibbs (27)       02/08           Director of
8730 Stony                       Client
Point                            Services
Parkway,                         and
Suite 205                        Compliance,
Richmond, VA                     The
23235                            Commonwealth
                                 Companies

* Considered an "interested person" of the Fund.


       Barry Ziskin and Rochelle Ziskin are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's Board. Mr. Ziskin is considered an interested person of the Fund due to his position as an officer and director and sole shareholder of the Adviser, and his position as president and director of the Fund. Ms. Ziskin is considered as an interested person of the Fund due to her family connection with Mr. Ziskin.

      BOARD COMMITTEES: The Board has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee consists of all of the Board's Independent Directors. The Board has adopted a written charter for the Audit Committee. The Audit Committee has responsibility (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

       The Board has also established an Independent Committee, which was originally established to conduct research on, and hire, outside experts who could provide the Independent Committee with the information necessary for the Independent Committee to make informed recommendations to the full Board regarding then-occurring litigation involving the Fund. The current duty of the Independent Committee is to become knowledgeable regarding significant Fund issues in order to make appropriate and informed recommendations to the full Board. The Independent Committee consists of all of the Board's Independent Directors. The Independent Committee meets at the sole discretion of the Independent Committee members.

       DIRECTOR NOMINATIONS: The Board did not have a nominating committee in 2007. Instead, the Board nominates individuals for election to the Board based on the recommendations of the Independent Directors.

       A candidate for the Board must meet the eligibility requirements set forth in the Fund's By-Laws and any Board or committee resolutions. The independent members of the Board consider qualifications and characteristics that they deem appropriate from time to time when they select individuals to be nominated for election to the Board. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial expertise, age, diversity, reputation, civic and community relationships, and knowledge and experience in matters impacting financial institutions. In addition, prior to nominating an existing director for re-election to the Board, the independent members of the Board will consider and review an existing director's Board and committee attendance and performance and length of Board service.

       OWNERSHIP IN FUND'S AFFILIATES: None of the directors who are independent, nor members of their immediate families, own securities beneficially or of record in the Adviser, the Fund's underwriters or any affiliate of the Adviser or underwriters.

       DIRECTORS' OWNERSHIP OF FUND'S SHARES: The following table shows each Director's beneficial ownership of shares of the Fund, which is the only fund within the complex overseen by the directors. Information is provided as of December 31, 2007.

                        Dollar Range of     Aggregate Dollar
Name of Director       Equity Securities     Range of Equity
                          in the Fund       Securities in All
                                            Funds Overseen or
                                            to be Overseen by
                                               Director or
                                                 Nominee
William F. Poppe         Over $100,000        Over $100,000
Anthony J. Hertl               0                    0
Lydia Moore                $1-$10,000          $1-$10,000
Dr. Jeffrey Shuster        $1-$10,000          $1-$10,000
Barry Ziskin *           Over $100,000        Over $100,000
Rochelle Ziskin *        Over $100,000        Over $100,000

* Considered "interested persons" of the Fund


       As of March 31, 2008, Mr. Ziskin beneficially owned approximately [xx]% of the outstanding shares, as follows: Mr. Ziskin is the sole shareholder of ZAM which owns approximately [xx]%f the outstanding shares; Mr. Ziskin is the sole shareholder of TOP Fund Management, Inc., the Fund's Adviser, which owns approximately [xx]%f the outstanding shares; Mr. Ziskin is Trustee for ZAM Profit Sharing Plan which owns approximately [xx%] of the outstanding shares; and Mr. Ziskin personally owns, or acts as custodian for, approximately [xx%] of the outstanding shares. Other directors each own less than 1% of the total shares outstanding.

       DIRECTOR COMPENSATION: Each Director receives $500 per Board meeting. The Directors are paid $500 per meeting for Audit Committee and Independent Committee meetings. The Audit Committee Chairperson and Independent Committee Chairperson are paid $750 per meeting. The Audit Committee is expected to typically meet twice a year. The following table shows the compensation received from the Fund by each Director for his or her service as a Director during the fiscal year ended December 31, 2007. Mr. Ziskin (also an officer and director of the Adviser and its affiliates) participated in all of the Fund's Board meetings, but does not receive any compensation from the Fund as an officer or Director.


   DIRECTOR        AGGREGATE      PENSION OR      ESTIMATED
                 COMPENSATION     RETIREMENT        ANNUAL
                   FROM THE        BENEFITS     BENEFITS UPON
                   FUND/FUND        ACCRUED       RETIREMENT
                    COMPLEX
Lydia Moore         $3,250             0              0
Anthony J.          $3,250             0              0
Hertl**
Dr. Jeffrey         $3,000             0              0
Shuster
Rochelle            $2,000             0              0
Ziskin *
William F.          $3,000             0              0
Poppe**

*Considered "interested person" of the Fund
**Began service in 2007

       During the fiscal year ended December 31, 2007, the Board held 4 Board meetings and 2 Board committee meetings. Each of the directors attended at least 75% of the Board meetings.

       CODE OF ETHICS: The Fund and the Adviser have adopted a code of ethics, under Rule 17j-1 of the Investment Company Act that applies to their respective officers, directors and employees. Personnel subject to the code of ethics may invest in securities, including those held by the Fund, subject to insider trading and other restrictions in the code.

       PROXY VOTING POLICIES. The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Fund, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of a fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

       Where a proxy proposal raises a material conflict between the Adviser's interests and the Fund's interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client's account. A copy of the Adviser's proxy voting policies is attached hereto as Appendix B.

       More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Fund at (1- 866-841-6214); and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-866-841-6214; and will be sent within three business days of receipt of a request.


CONTROL PERSONS AND PRINCIPAL HOLDERS
[GRAPHIC OMITTED]


      A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Any investor owning or controlling more than 50% of the value of the outstanding shares of the Fund may take actions without the approval of any other investor who invests in the Fund. As of April 30, 2008, the following persons owned of record or beneficially owned 5% or more of the
Fund:

      Name and Address         Number of       Percentage
                                     Shares
-------------------------------------------------------------
Ziskin Asset Management,      113,026.317        8.37%
Inc.
1819 S. Dobson Road, Suite
207
Mea, AZ 85202-5600

Citigroup Global Markets,     119,112.483        8.82%
Inc.
388 Greenwich Street
New York, NY 10013

Merrill Lynch Pierce Fener    398,568.151        29.50%
& Smith
One World Financial Center
New York, NY 10080

Pershing LLC                  190,101.405        14.07%
One Pershing Plaza
Jersey City, NJ 07399


Wells Fargo Investments LLC   220,350.690       16.31%
625 Marquette Avenue, South
Minneapolis,MN 55402
-------------------------------------------------------------


INVESTMENT ADVISER

TOP Fund Management, Inc., located at 1819 S. Dobson Road, Suite 207, Mesa, Arizona 85202, serves as investment adviser to the Fund. Subject to the authority of the Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, polices and restrictions. The Adviser is a wholly-owned subsidiary of Ziskin Asset Management, Inc. a registered investment adviser founded in 1975, which manages accounts for various individuals and institutions on a discretionary basis.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund. For the fiscal year ended December 31, 2007, 2006 and 2005, the Adviser earned fees of $118,771, $142,932 and $130,058, respectively.

      Under the Advisory Agreement, the Adviser has overall supervisory responsibilities for the general management and investment of the Fund's securities portfolio, as detailed below, which are subject to review and approval by the Board:


a) manage the investment and reinvestment of the assets of the Fund;

b) continuously review, supervise, and administer the investment program of the Fund;

  c) determine, in its discretion, the securities and other financial instruments to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

  d) provide the Fund with records concerning the Adviser's activities under this Agreement which the Fund is required to maintain; and

  e) render regular reports to the Fund's directors and officers concerning the Adviser's discharge of the foregoing responsibilities.

     The Adviser is authorized to select the brokers, dealers or futures commissions merchants that will execute the purchases and sales of portfolio securities and other financial instruments for the Investment Company, subject to the oversight of the Board.

     With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors.

     The Adviser may, in its discretion, execute fund transactions through brokers, dealers or futures commissions merchants who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these persons, in return for such services, a higher commission or spread than may be charged by other brokers, dealers or futures commissions merchants, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Investment Company and its other clients and that the total commission paid by the Investment Company will be reasonable in relation to the benefits to the Investment Company and its other clients over the long-term. The Adviser will promptly communicate to the officers and the directors of the Investment Company such information relating to portfolio transactions as they may reasonably request.

     The Fund shall pay all its expenses not assumed by the Adviser as provided herein. Such expenses shall include, but shall not be limited to, administrator, transfer agent, distributor, custodian, depository, registrar, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, proxy statements, notices, prospectuses and any other documents to its shareholders; expenses and fees of listing the Fund's securities on an exchange; interest; taxes; expenses of the issuance or sale of shares of the Fund (including registration and qualification expenses, and the cost of stock certificates); legal and auditing expenses; telephone and telegraph expenses; the expenses of office space, equipment and supplies; fees under this Agreement; compensation and reimbursement of expenses paid to the Fund's independent directors; compensation of officers and employees; association dues; costs of stationery and forms prepared exclusively for the Fund; payments to the Adviser under this Agreement; and costs of data transmissions. In the event that any employee of the Fund performs services for the Adviser, there shall be charged to the Adviser a pro rata share of the costs (allocated on the basis of working hours devoted to the Adviser's affairs) associated with the employment of such employee incurred by the Fund including, without limitation, salary expense, social security and other employee taxes and health insurance and other fringe benefits.

      The Fund shall pay to the Adviser on or before the tenth (10th) day following the end of each calendar quarter, as compensation for the services rendered by the Adviser under this Agreement during such calendar quarter, a base advisory fee (hereinafter called the "Base Advisory Fee") in an amount equal to .3125% of the average daily net asset value of the Fund during such calendar quarter, determined on the last day of such calendar quarter; provided, however, that the Base Advisory Fee for the period from the effective date hereof to the last day of the calendar quarter in which such effective date occurs shall be prorated according to the proportion which such period bears to the full calendar quarter, and provided, further, that upon any termination of this Agreement on a day other than the last day of a calendar quarter, the Base Advisory Fee for the period from the beginning of the calendar quarter in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full calendar quarter.

            In addition to the Base Advisory Fee, the Fund shall pay to the Adviser a bonus or the Adviser shall pay to the Fund a penalty, in each case on a quarterly basis, depending upon the performance relative to the Standard & Poor's Index of 500 Composite Stocks (hereinafter called the "Index"). The quarterly bonus or penalty, if any, shall be calculated and paid as follows:

            (a) The net asset value of the Fund at the beginning of the fourth full calendar quarter preceding the date of determination (the "Beginning NAV") shall be subtracted from the sum of the net asset value of the Fund at the end of the calendar quarter immediately preceding the date of determination plus the value of any distributions made by the Fund to its shareholders during any of the four calendar quarters that are the subject of the determination. The difference shall be divided by the Beginning NAV and the quotient shall be expressed as a percentage (hereinafter called the "Net Asset Value Percentage Change").

             (b) The level of the Index at the beginning of the fourth full calendar quarter preceding the date of determination (the "Beginning Index") shall be subtracted from the level of the Index at the end of the calendar quarter immediately preceding the date of determination. Adjustments for each distribution, if any, paid on the stocks included in the Index shall be made in the same manner as provided in subparagraph (a) for adjusting net asset value of the Investment Company. The difference shall be divided by the Beginning Index and the quotient shall be expressed as a percentage (hereinafter called the "Index Percentage Change").

        (c) The Index Percentage Change shall then be subtracted from the Net Asset Value Percentage Change, and the difference is hereinafter called the "Performance Differential." It is understood that at any time the Net Asset Value Percentage Change, the Index Percentage Change and the Performance Differential, or any of them, could be a negative figure. To the extent that the Performance Differential, whether positive or negative, exceeds nine and nine-tenths (9.9) percentage points, there shall be payable, subject to the second provision of subparagraph (e) below, a bonus or penalty, depending on whether the performance was positive or negative, equal to the product of (x) the average daily net asset of the Investment Company for the four calendar quarters that are utilized in the determination times (y) 25% of the annual bonus/penalty rate computed in accordance with the following table:



-------------------------------------------------------------------------
   Performance Differential           Performance Bonus or Penalty
 (between the Fund and the S&P     (Annual Percentage Rate Applied to
             500) Average Daily Net Assets)
-------------------------------------------------------------------------
 10 to 14.9 percentage points                    0.30%
-------------------------------------------------------------------------
 15 to 19.9 percentage points                    0.45%
-------------------------------------------------------------------------
 20 to 24.9 percentage points                    0.60%
-------------------------------------------------------------------------
 25 to 29.9 percentage points                    0.75%
-------------------------------------------------------------------------
 30 to 34.9 percentage points                    0.90%
-------------------------------------------------------------------------
 35 to 39.9 percentage points                    1.05%
-------------------------------------------------------------------------
 40 to 44.9 percentage points                    1.20%
-------------------------------------------------------------------------
 45 to 49.9 percentage points                    1.35%
-------------------------------------------------------------------------
 50 to 54.9 percentage points                    1.50%
-------------------------------------------------------------------------
 55 to 59.9 percentage points                    1.65%
-------------------------------------------------------------------------
 60 to 64.9 percentage points                    1.80%
-------------------------------------------------------------------------
 65 to 69.9 percentage points                    1.95%
-------------------------------------------------------------------------
 70 to 74.9 percentage points                    2.10%
-------------------------------------------------------------------------
 75 to 79.9 percentage points                    2.25%
-------------------------------------------------------------------------
 80 to 84.9 percentage points                    2.40%
-------------------------------------------------------------------------
 85 to 89.9 percentage points                    2.55%
-------------------------------------------------------------------------
 90 to 94.9 percentage points                    2.70%
-------------------------------------------------------------------------
 95 to 99.9 percentage points                    2.85%
-------------------------------------------------------------------------
 100 percentage points or more                   3.00%
-------------------------------------------------------------------------

             (d) The bonus or penalty payable in respect of any calendar quarter shall not exceed 0.75% of the average daily net asset value of the Fund for the four calendar quarters that are utilized in the determination of the bonus or penalty.

           The bonus or penalty earned or payable by the Adviser shall be determined and paid within 10 days following the close of each calendar quarter. Any such payment made within ten days after the close of a calendar quarter shall be considered for all purposes hereunder as having been paid within said calendar quarter but no such payment, whether to or by the Adviser, shall be deemed to increase or decrease Net Asset Value for purposes of computing the Base Advisory Fee or the bonus or penalty payment for such period.

       If this agreement terminates on a date other than at the end of a calendar quarter, or if there is any other short fiscal period resulting from a change of the Investment Company's fiscal year or otherwise, the incentive adjustment for such period shall be computed as follows: (1) the effective date or other commencement of the short fiscal period shall be deemed the beginning of a calendar quarter, and the termination date or other end of a short fiscal period shall be deemed the end of a calendar quarter; (2) in determining the annual rate of the bonus or penalty applicable to any Performance Differential for any four calendar quarters including such short fiscal period, each of the percentage figures set forth in the column labeled "Performance Differential" in the table included as part of subparagraph (c) shall be changed to the fraction of such percentage point which 270 plus the number of days in such short fiscal period bears to 360; and (3) the maximum limitation of 0.75% which the number of days in such short fiscal period bears to 90.

      Payments described herein shall be accompanied by a report of the Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Adviser under this agreement and the detail or computation thereof. If the Adviser does not dispute such report within 30 days from the receipt thereof, it shall be deemed binding and conclusive on the parties hereto.

      The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Directors, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Directors or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Directors or by the Adviser, or by holders of a majority of that Company's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION OF SHARES
..

     First Dominion Capital Corp., located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Fund (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the Financial Industry Regulatory Authority. The offering of the Fund's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.

     The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Directors who are not interested persons of the Company or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Fund or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

     For the fiscal year ended December 31, 2007, the Distributor received $0 from the Fund for underwriting services.

     RULE 12B-1 PLAN. The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund is authorized to pay the Distributor, or others through the Distributor, as compensation for service and maintenance fees for shareholder servicing an maintenance of shareholder accounts by other providers, an account maintenance fee at an annual rate of 0.25% of the average net assets. The amount is accrued daily and payable monthly. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of the Fund for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the plan, and shall furnish the Board of the Fund with such other information as the board may reasonable request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the plan should be continued.

     The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Fund's Board, including 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan, or any agreements entered into pursuant to the plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the 12b-1 Directors, on not more than sixty days' written notice. Agreements entered into pursuant to the Plan shall terminate automatically upon their assignment.

     The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution without approval by a majority of the fund's outstanding voting securities. All material amendments to the Plan, or any agreements entered into pursuant to the plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment. So long as the Plan is in effect, the selection and nomination of the Fund's directors who are not interested persons of the Fund, as the term is defined in the 1940 Act, shall be committed to the discretion of the remaining directors who are not interested person of the Fund.

PORTFOLIO MANAGERS

      Barry Ziskin is primarily responsible for the day-to-day management of the Fund. As of December 31, 2007, he was responsible for the management of the following types of accounts:

Account Type Number of  Total        Number of     Total Assets
                                                     By Account
             Accounts   Assets      Accounts by    Type Subject
             by         By         Type Subject        to a
             Account    Account        to a        Performance
                Type      Type    Performance Fee      Fee
Barry Ziskin
Registered       1      $8,449,646       1          $8,449,646
Investment
Companies
Other            0          0            0              0
Pooled
Investment
Vehicles
Other            2      $859,145         2           $859,145
Accounts

      CONFLICTS OF INTEREST. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

      The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund.
 Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.
 However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

      COMPENSATION. The portfolio manager does not receive a salary or bonuses. The portfolio manager is compensated by virtue of his ownership of the adviser pursuant to the terms of the advisory agreement.


      OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of December 31, 2007.

---------------------------------------
                     Dollar Range of
 Name of Portfolio        Equity
      Manger        Securities in the
                           Fund
---------------------------------------
Barry Ziskin        Over $100,000
---------------------------------------


ALLOCATION OF PORTFOLIO BROKERAGE


      The Adviser is responsible for making recommendations to the Fund to buy and sell portfolio securities, to hold assets in cash, to invest in all types of securities and to enter into options on stock indexes, stock index futures contracts and options thereon, and foreign exchange contracts in whatever amounts or proportions the Adviser believes best suited to current and anticipated economic and market conditions consistent with the investment policies and restrictions of the Fund. The Adviser is also responsible for placing orders.

      There is no set formula for allocation of brokerage. The Fund's primary objective in selecting broker-dealers to effect securities transactions is to obtain the most favorable net results, taking into account various factors, including size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, the best net price available, and the brokerage and research services they are expected to provide the Fund.

      The Fund may allocate orders to broker-dealers who provide brokerage or research services to the Fund (as such services are defined in section 28(e) of the Securities and Exchange Act of 1934), and may pay such broker-dealers a commission that is in excess of the commission another qualified broker-dealer would have received if it is determined that the commission is reasonable in relation to the value of the services provided.

      The Fund pays for investment advisory publications or other research with "soft" (i.e., commission) dollars. The research obtained through the Fund's brokerage allocations, whether or not directly useful to the Fund, may be useful to the Adviser in connection with services rendered to the Fund and/or to other accounts managed by the Adviser or by ZAM. Similarly, research obtained by the Adviser may be directly useful to the Fund. The Board, in considering the reasonableness of the brokerage commissions paid by the Fund, will not attempt to allocate, or require the Adviser to allocate the relative cost or benefits to the Fund.

      Futures transactions generally will be effected through those futures commissions merchants ("FCMs") the Fund believes will obtain the most favorable net results. The Fund may allocate futures contract orders to FCMs who provide commodity brokerage research services. The normal operation of the commodities marketplace will require that the FCM have a beneficial interest in any Sub-Custodial account created for the benefit of the Fund.

      For the years 2007, 2006, and 2005, the aggregate amounts of commissions paid by the Fund were $88,288, $122,346 and $161,907, respectively.


PORTFOLIO TURNOVER

       The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. The portfolio turnover rate of the Fund in each of the last three years has been as follows: 2007: 14.3%; 2006: 0%; and 2005: 0%.


ADMINISTRATOR - Pursuant to the Administrative Services Agreement with the Fund (the "Services Agreement"), Commonwealth Shareholder Services, Inc., ("CSS" or the "Administrator") located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Adviser. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. For its services as administrator, CSS receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee. CSS also receives an hourly fee, plus out-of-pocket expenses for shareholder servicing and state securities law matters.

CUSTODIAN - State Street Bank and Trust Company, 33 Maiden Lane, New York, New York 10038 serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

ACCOUNTING SERVICES - Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports.

CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Fund, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee plus out-of-pocket expenses.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT - Pursuant to a Transfer Agent Agreement with the Fund, Commonwealth Fund Services, Inc. ("CFS" or the "Transfer Agent") acts as the Fund's transfer and disbursing agent. CFS is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

CFS provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. CFS is responsible for processing orders and payments for share purchases. CFS mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, CFS receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund against a minimum fee plus out-of-pocket expenses.

ANTI-MONEY LAUNDERING PROGRAM

       The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA Patriot Act"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

       Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

       As a result of the Program, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.


PURCHASE, REDEMPTION AND PRICING OF SHARES

       CALCULATION OF SHARE PRICE. As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

       For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

       Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

       Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

       In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

       The Fund expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

       PURCHASE OF SHARES. Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

       REDEMPTION OF SHARES. The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. For shares held less than twelve months, the Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Fund's balance minimum. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

       (a) when the NYSE is closed, other than customary weekend and holiday closings;
       (b) when trading on that exchange is restricted for any reason;
       (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or
       (d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

       In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

       Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Directors, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Company instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

       The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

       The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

       Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

       The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after June 30, the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

      To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

       If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

       The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

       The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

       Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

       Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

       A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

       Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

       All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

       Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of
Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

       OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS. To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

       To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

       PASSIVE FOREIGN INVESTMENT COMPANIES. Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the Fund or on proceeds received from the disposition of shares in the Fund, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the Fund's income and net capital gains annually, regardless of whether it receives any distribution from the Fund.

       The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

       FOREIGN CURRECNY TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

       FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

       Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

       ORIGINAL ISSUE DISCOUNT AND PAY-IN-KIND SECURITIES. Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

       Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

       Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

       Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

       The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

       Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

       A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

       Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       Tait, Weller & Baker LLP whose address is 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

                                APPENDIX A
                       DESCRIPTION OF BOND RATINGS

       Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

       The ratings are based, in varying degrees, on the following considerations:

       1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

       2.   Nature of and provisions of the obligation.

       3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

       AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

       BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

       B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

       CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

       CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

       C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

       C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

       D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

       Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

       Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

       Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

       Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

       Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


       DESCRIPTION OF NOTE RATINGS
       A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

       Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

       Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:
o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. o SP-2 Satisfactory capacity to pay principal and interest. o SP-3 Speculative capacity to pay principal and interest.
       Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

       Rating symbols and their meanings follow: o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

       COMMERCIAL PAPER RATINGS

       Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

       Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

       Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

       Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

                                APPENDIX B

                   PROXY VOTING POLICIES AND PROCUDURES
                       OF TOP FUND MANAGEMENT, INC.

PROXY VOTING AND DISCLOSURE POLICY

A. Introduction
Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "1940 Act") to require registered closed-end management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

The IC Amendments require that the Fund disclose the policies and procedures that it uses to determine how to vote proxies for portfolio securities. The IC Amendments also require the Company to file with the SEC and to make available to its shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

B. Specific Proxy Voting Policies and Procedures

1. General
The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund's shareholders.

2. Delegation to Fund's Advise
Fund management believes that the Adviser, is in the best position to make individual voting decisions for the Fund consistent with this Proxy Voting and Disclosure Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:
(1) to make the proxy voting decisions for the Fund; and (2) to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.
The Board, including a majority of the independent directors of the Board, must approve this Proxy Voting and Disclosure Policy, and the Adviser Proxy Voting and Disclosure Policy as it relates to the Fund, in each case within four (4) months of the respective adoptions of each. The Board must also approve any material changes to this Proxy Voting and Disclosure Policy or the Adviser Proxy Voting and Disclosure Policy (to the extent related to the Fund) no later than four (4) months after adoption.



3. Conflicts
In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Adviser, the principal underwriter, if any, or an affiliated person of the Fund, the Adviser or the principal underwriter, if any, on the other hand, the Fund shall always vote in the best interest of the

Fund's shareholders. For purposes of this Proxy Voting and Disclosure Policy, a vote shall be considered in the best interest of the Fund's shareholders when a vote is cast consistent with (a) the Adviser Proxy Voting and Disclosure Policy or (b) the decision of the Board's Proxy Voting Committee (as defined below).

C. Fund Disclosure

1. Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of TOP, the principal underwriter, or an affiliated person of the Fund, TOP, or the principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund's shareholders when a vote is cast consistent with (a) the TOP Voting Policy or (b) the decision of the Board's Proxy Voting Committee (as defined below).

2. Disclosure of the Fund's Complete Proxy Voting Record The Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act, on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.
The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:
(i) The name of the issuer of the portfolio security; (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means); (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means); (iv) The shareholder meeting date; (v) A brief identification of the matter voted on; (vi) Whether the matter was proposed by the issuer or by a security holder; (vii) Whether the Fund cast is vote on the matter; (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its Report a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified tollfree (or collect) telephone number, or, if applicable, on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

D. Recordkeeping

The Fund shall keep the following records for a period of at least six years, the first two in an easily accessible place:
(i) A copy of this Proxy Voting and Disclosure Policy; (ii) Proxy Statements received regarding Fund's securities; (iii) Records of votes cast on behalf of Fund; and (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser's records. The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

E. Proxy Voting Committee

1. General
The Fund will form a Proxy Voting Committee that shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Adviser, the principal underwriter, if any, or an affiliated person of the Fund, the Adviser, or the principal underwriter, if any, on the other hand.

2. Powers and Methods of Operation
The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Fund counsel at the expense of the Fund if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Fund's records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

F. Other
This Policy may be amended, from time to time, as determined by the Board.